                                                                   Exhibit 10.15
                                                                  EXECUTION COPY

                      FIRST AMENDMENT TO CREDIT AGREEMENT
                      -----------------------------------

     This FIRST AMENDMENT TO CREDIT AGREEMENT ("Amendment"), dated as of February 7, 2001, by and among Cambridge Technology Partners (Massachusetts), Inc., a Delaware corporation ("Cambridge"), the subsidiaries of Cambridge listed on the signature pages hereto (collectively with Cambridge, the "Borrower"), the lenders party hereto (the "Lenders"), and The Chase Manhattan Bank, as administrative agent for the Lenders (in such capacity, the "Administrative Agent").

     WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a certain Credit Agreement dated as of September 10, 1998 (the "Credit Agreement") (capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Credit Agreement);

     WHEREAS, there are no Revolving Loans outstanding as of the date hereof under the Credit Agreement;

     WHEREAS, the Administrative Agent in its capacity as the Issuing Bank under the Credit Agreement has issued a letter of credit in the amount of $325,333.33 with Moklam Enterprises Inc. as beneficiary (the "Moklam Letter of Credit");

     WHEREAS, Cambridge has deposited cash in the amount of $360,000 into a cash collateral account at the Administrative Agent (the "Cash Collateral Account"), as collateral to secure the obligations of Cambridge with respect to the Moklam Letter of Credit, pursuant to that certain Cash Collateral Pledge Agreement, dated as of February 22, 2000, by and between Cambridge and the Administrative Agent (the "Cash Collateral Pledge Agreement");

     WHEREAS, the Administrative Agent in its capacity as the Issuing Bank under the Credit Agreement has issued a letter of credit in the original amount of $238,859.33, which amount has been reduced to $216,976, with Spieker Properties, L.P. as beneficiary (the "Spieker Letter of Credit");

     WHEREAS, Cambridge has deposited additional cash in the amount of $190,000 into the Cash Collateral Account, such that, as of the date hereof, Cambridge has deposited a total of $550,000 into the Cash Collateral Account as collateral to secure the obligations of Cambridge with respect to the Moklam Letter of Credit, the Spieker Letter of Credit and all other obligations of the Borrower under the Credit Agreement; and

     WHEREAS, the Borrower, the Lenders and the Administrative Agent wish to terminate the ability of the Borrower to borrow any additional amounts under the Credit Agreement and to make the other modifications hereinafter set forth.

     NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby amend the Credit Agreement as follows:

     Section 1. Section 2.01. Section 2.01 of the Credit Agreement is hereby amended by adding to the end of such Section 2.01 the following:

          "Notwithstanding anything to the contrary contained herein, effective as of the close of business on December 28, 2000, the Lenders' Commitments shall terminate, and no Loans shall be extended and no Letters of Credit shall be issued to or on behalf of the Borrower under this Agreement after such date; provided that if for any reason following such date, after application of all cash collateral pledged to secure the obligations of the Borrower under any outstanding Letters of Credit, any amounts remain due, each of the Lenders hereby agrees to fund its pro rata share of such amounts. From and after December 29, 2000, the fees described in Section 2.12(a) hereof shall no longer accrue."

     Section 2.  Article VI.  The Credit Agreement is hereby amended by deleting
Article VI thereof in its entirety.

     Section 3.  Article VII.

     (a) Article VII of the Credit Agreement is hereby amended by deleting clauses (c), (f), (g), (k), (l) and (m) thereof in their entirety.

     (b) Clause (d) of Article VII of the Credit Agreement is hereby amended by deleting the references to Section 5.02, Section 5.08 and Article VI contained therein.

     (c) Clause (e) of Article VII of the Credit Agreement is hereby amended by deleting such clause (e) in its entirety and substituting therefor the following:

     "(e) the Borrower shall fail to observe or perform any covenant, condition or agreement contained in Section 5.06, and such failure shall continue unremedied for a period of 30 days after notice thereof from the Administrative Agent to the Borrower (which notice will be given at the request of any Lender);"

     Section 4. Effectiveness. This Amendment shall become effective as of the date first set forth above, upon (i) execution hereof by the Borrower, the Lenders and the Administrative Agent, (ii) delivery by the Administrative Agent to the Borrower, of an Amended and Restated Cash Collateral Pledge Agreement in substantially the form of Exhibit A attached hereto, pursuant to which the Cash Collateral Pledge Agreement shall be amended to include the cash collateral deposited by the Borrower with the Administrative Agent to secure the Borrower's obligations under the Spieker Letter of Credit, (iii) payment by the Borrower to the Administrative Agent of any accrued commitment fees under Section 2.12(a) of the Credit

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Agreement and (iv) payment to counsel to the Administrative Agent of all outstanding legal fees and expenses.

     Section 5. Waiver of Defaults. The Lenders hereby waive any Events of Default under the Credit Agreement which have occurred or exist as of the date hereof and which have been disclosed to the Lenders in writing prior to the date hereof.

     Section 6. No Other Changes. Except as amended by this Amendment, the Credit Agreement remains in full force and effect. Nothing herein or in any other document executed by the Lenders and/or the Administrative Agent in connection herewith shall be construed as a waiver of or an impairment to any rights, powers or remedies that the Lenders and/or the Administrative Agent may have under the Credit Agreement or any documents executed in connection therewith.

     Section 7. Miscellaneous. This Amendment may be executed in any number of counterparts, which together shall constitute one instrument; shall be governed and construed in accordance with the laws (other than the conflict of laws rules) of the State of New York; and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.


                              CAMBRIDGE TECHNOLOGY PARTNERS

                              (MASSACHUSETTS), INC.


                              By: /s/ Joseph A. LaSala, Jr.
                                 ------------------------------
                                 Name:  Joseph A. LaSala, Jr.
                                 Title: Senior Vice President, General Counsel and Secretary


                              CAMBRIDGE TECHNOLOGY PARTNERS

                              DO BRASIL S/C LTDA


                              By: /s/ Eckart Spielkamp
                                 ---------------------------
                                 Name: Eckart Spielkamp
                                 Title:  Delegate Manager

                              By: /s/ Antonio Correa Junior
                                 ---------------------------
                                 Name: Antonio Correa Junior
                                 Title: Authorized by Power of Attorney

                              CAMBRIDGE TECHNOLOGY PARTNERS LTD.
                              (ONTARIO)


                              By: /s/ Joseph A. LaSala, Jr.
                                 ---------------------------
                                 Name:  Joseph A. LaSala, Jr.
                                 Title:  Secretary


                              CAMBRIDGE TECHNOLOGY PARTNERS LIMITED


                              By: /s/ Hitoshi Yoshida
                                 ---------------------------
                                 Name:  Hitoshi Yoshida
                                 Title:  Chairman and President

                              CAMBRIDGE TECHNOLOGY PARTNERS
                              (MEXICO), S.A. DE C.V.


                              By: /s/ Joseph A. LaSala, Jr.
                                 -----------------------------
                                 Name:  Joseph A. LaSala, Jr.
                                 Title:  Director


                              CAMBRIDGE TECHNOLOGY PARTNERS (SWITZERLAND) S.A.


                              By: /s/ Eric Janvier
                                 ---------------------------
                                 Name:  Eric Janvier
                                 Title:  Manager


                              CAMBRIDGE TECHNOLOGY PARTNERS (VENEZUELA) C.A.


                              By: /s/ Angelo Chirico
                                 ---------------------------
                                 Name:  Angelo Chirico
                                 Title:  Manager

                              THE CHASE MANHATTAN BANK, individually and as Administrative Agent


                              By: /s/ Roger A. Stone
                                 ---------------------------
                                 Name: Roger A. Stone
                                 Title: Senior Vice President


                              FLEET NATIONAL BANK, individually and as Documentation Agent


                              By: /s/ Daniel G. Head, Jr.
                                 --------------------------
                                 Name: Daniel G. Head, Jr.
                                 Title: Director